Bridgeway Funds, Inc.

Aggressive Investors 1 Fund
Aggressive Investors 2 Fund
Ultra-Small Company Fund
Ultra-Small Company Market Fund
Micro-Cap Limited Fund
Small-Cap Growth Fund
Small-Cap Value Fund
Large-Cap Growth Fund
Large-Cap Value Fund
Blue Chip 35 Index Fund
Balanced Fund

Supplement Dated March 25, 2009 to the

Statement of Additional Information (“SAI”) Dated October 31, 2008

The following disclosure is added to the section entitled “Investment Policies and Restrictions” in the SAI effective as of the date of this Supplement:

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986.

This information supplements the SAI of Bridgeway Funds, Inc. dated October 31, 2008.
Please retain this Supplement for future reference.